AMENDMENT NO. 3


                  AMENDMENT NO. 3 dated as of August 29, 1997 to the Credit Agreement referred to below, between:

                  (1) COMMONWEALTH INDUSTRIES, INC. (formerly known as Commonwealth Aluminum Corporation), a corporation duly organized and validly existing under the laws of the State of Delaware (the "Parent");

                  (2) CI HOLDINGS INC. (formerly known as Commonwealth Industries, Inc.), a corporation duly organized and validly existing under the laws of the State of Delaware
         ("Holdings");

                  (3) COMMONWEALTH ALUMINUM CORPORATION (formerly known as Commonwealth Aluminum Lewisport, Inc.), a corporation duly organized and validly existing under the laws of the State of Delaware ("CALI");

                  (4) ALFLEX CORPORATION (formerly named CasTech Aluminum Group Inc.), a corporation duly organized and validly existing under the laws of the State of Delaware ("Alflex");

                  (5) BARMET ALUMINUM CORPORATION, a corporation duly organized and validly existing under the laws of the State of Ohio ("Barmet");

                  (6) each of the Subsidiaries of the Parent identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (each, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors");

                  (7) each of the lenders that is a signatory hereto  identified
         under  the   caption   "LENDERS"   on  the   signature   pages   hereto
         (individually, a "Lender" and, collectively, the "Lenders"); and

                  (8) NATIONAL WESTMINSTER BANK PLC, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                  The Parent, Holdings, CALI, Alflex, Barmet, the Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of November 29, 1996 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit
Agreement"). The Obligors wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. Amendments. Effective as of the date hereof (subject to satisfaction of the condition set forth in Section 4 hereof), the Credit Agreement shall be amended as follows:

                  A. Dividend Payments. Section 9.09(a) of the Credit Agreement shall be amended by deleting "$600,000" in clause (ii) thereof and substituting "$850,000" therefor.

                  B. General. Each reference in the Credit Agreement to "this Agreement", "the Credit Agreement" or words of similar import, or in the Notes or other Credit Documents to "the
         Credit Agreement" or words of similar import, shall be deemed to refer to the Credit Agreement as amended hereby.

                  Section 3. Representations and Warranties. Each of the Obligors represents and warrants to the Lenders and the Administrative Agent that (i) no Default has occurred and is continuing on the date hereof both before and after giving effect to this Amendment No. 3 and (ii) the representations and warranties set forth in Section 8 of the Credit Agreement and in the other Credit Documents are true and complete in all material respects on the date hereof (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference therein to the Credit Agreement referred to each of the Credit Agreement as amended hereby and to this Amendment No. 3. The Obligors agree that the foregoing representation and warranty shall be a representation and warranty made by an Obligor in a modification to the Credit Agreement for purposes of
Section 10(c) of the Credit Agreement.

                  Section 4. Conditions Precedent. The amendments in Section 2 hereof shall become effective as of the date hereof upon receipt by the Administrative Agent of one or more counterpart of this Amendment No. 3 executed by each of the Obligors and the Lenders constituting the Majority Lenders (or evidence satisfactory to the Administrative Agent of such execution).

                  Section 5. Miscellaneous. Except as expressly herein provided, the Credit Agreement shall remain unchanged and in full force and effect. The Parent shall reimburse the Administrative
Agent for all reasonable out-of-pocket costs and expenses
(including reasonable legal fees and disbursements) incurred by it in connection with this Amendment No. 3. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.


                                 THE PARENT

                                 COMMONWEALTH INDUSTRIES, INC.



                                 By
                                    Title:


                                 HOLDINGS

                                 CI HOLDINGS INC.



                                 By
                                    Title:


                                 THE BORROWERS

                                 COMMONWEALTH ALUMINUM CORPORATION



                                 By
                                    Title:


                                 ALFLEX CORPORATION



                                 By
                                    Title:


                                 BARMET ALUMINUM CORPORATION



                                 By
                                    Title:

                                 SUBSIDIARY GUARANTOR

                                 COMMONWEALTH ALUMINUM SALES
                                   CORPORATION



                                 By
                                    Title:


                                 LENDERS

                                 NATIONAL WESTMINSTER BANK PLC



                                 By
                                    Title:


                                 PNC BANK, NATIONAL ASSOCIATION



                                 By
                                    Title:


                                 BANK OF MONTREAL



                                 By
                                    Title:


                                 MELLON BANK, N.A.



                                 By
                                    Title:

                                 NBD BANK, N.A.



                                 By
                                    Title:


                                 ABN AMRO BANK N.V.



                                 By
                                    Title:

                                 By
                                    Title:


                                 THE BANK OF NOVA SCOTIA



                                 By
                                    Title:


                                 CAISSE NATIONALE DE CREDIT AGRICOLE



                                 By
                                    Title:


                                 THE FUJI BANK, LIMITED
                                   CHICAGO BRANCH



                                 By
                                    Title:

                                 THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                   NEW YORK BRANCH



                                 By
                                    Title:


                                 CREDITANSTALT BANKVEREIN


                                 By
                                    Title:

                                 By
                                    Title:


                                 THE INDUSTRIAL BANK
                                   OF JAPAN, LIMITED



                                 By
                                    Title:


                                 THE MITSUBISHI TRUST AND
                                   BANKING CORPORATION



                                 By
                                    Title:


                                 NATIONAL CITY BANK OF KENTUCKY



                                 By
                                    Title:

                                 SOCIETE GENERALE



                                 By
                                    Title:


                                 THE YASUDA TRUST AND
                                   BANKING CO., LTD.



                                 By
                                    Title:


                                 FIFTH THIRD BANK OF KENTUCKY, INC.



                                 By
                                    Title:



                                 THE ADMINISTRATIVE AGENT

                                 NATIONAL WESTMINSTER BANK PLC,
                                   as Administrative Agent


                                 By
                                    Title: